Exhibit 10.1
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
AMENDMENT NO. 6

TO THE A320 FAMILY PURCHASE AGREEMENT

dated as of December 3, 2019

between

AIRBUS S.A.S.

and

UNITED AIRLINES, INC.

This Amendment No. 6 to the A320 Family Purchase Agreement between Airbus S.A.S. and United Airlines, Inc. (this “Amendment No. 6”), is entered into as of July 16, 2024 by and between Airbus S.A.S., a French société par actions simplifiée, organized and existing under the laws of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”), and United Airlines, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606 (the “Buyer”).
WITNESSETH:

WHEREAS, the Buyer and the Seller entered into the A320 Family Purchase Agreement dated as of December 3, 2019 (as amended, supplemented or otherwise modified, the “Agreement”); and

WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.DEFINITIONS

1.1.Capitalized terms used herein and not otherwise expressly defined in this Amendment No. 6 shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment No. 6.

1.2.For the purposes of this Amendment No. 6, capitalized words and terms used herein shall have the meanings set out below:
CDF Delay Notice – the Notice of Excusable Delay – A321XLR Contractual Definition Freeze dated March 6, 2024 (Reference CT2401966) from the Seller to the Buyer.

Certification Delay Notices – ***.
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    Excusable Delay Aircraft – each of the Aircraft set forth in the Excusable Delay Tables.
Excusable Delay Tables – the tables set forth in Appendix 3 to this Amendment No. 6.

Global Supply Chain Excusable Delay Notices – ***.

Global Supply Chain Disruption – any of the events existing or having affected the Seller or its subcontractors or suppliers prior to the execution date of this Amendment No. 6 that the Seller has asserted are a cause or the cause of the delays set forth in *** Global Supply Chain Excusable Delay Notices.

1.3.The definition of “Default Rate” set out in Clause 0 of the Agreement is hereby deleted and replaced by the following:

“Default Rate – means ***.

1.4.Clause 0 (Definitions) of the Agreement shall be amended by adding the following defined terms:

“Term SOFR – means the forward-looking Secured Overnight Financing Rate (SOFR) term rates for a period of *** as such rate is published by CME Group Benchmark Administration Limited (or any other person that takes over the administration of such rate) on the date that an amount that is due and payable by the Buyer is not paid (if there is none, the immediately preceding published Term SOFR).

Term SOFR Credit Adjustment Spread – means ***.

2.DELIVERY SCHEDULES

2.1.Pursuant to the CDF Delay Notice and the Certification Delay Notices, the Seller notified the Buyer of revised delivery periods for certain A321 XLR Aircraft, each as set forth in the table below.

A321 XLR AIRCRAFT	REVISED DELIVERY PERIOD PER CDF DELAY NOTICE OR CERTIFICATION DELAY NOTICES
***	***

2.2.Pursuant to the Global Supply Chain Excusable Delay Notices, the Seller notified the Buyer of revised delivery periods for certain *** A321 NEO Aircraft, each as set forth in the table below.

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*** A321 NEO AIRCRAFT	REVISED DELIVERY PERIOD PER GLOBAL SUPPLY CHAIN EXCUSABLE DELAY NOTICES
***	***

2.3.The parties agree to revise the Scheduled Delivery Period of the Aircraft set out below from their Scheduled Delivery Periods as set forth in Clause 9.1.1 of the Agreement prior to the date of this Amendment No. 6 to their respective *** Scheduled Delivery Periods, in each case as set forth below.

A321 XLR AIRCRAFT	CLAUSE 9.1.1 DELIVERY PERIOD PRIOR TO AMD. NO. 6	*** DELIVERY PERIOD PER AMD. NO. 6
***	***	***

*** A321 NEO AIRCRAFT	CLAUSE 9.1.1 DELIVERY PERIOD PRIOR TO AMD. NO. 6	*** DELIVERY PERIOD PER AMD. NO. 6
***	***	***

2.4.As a result of the foregoing, Clause 9.1.1 of the Agreement is hereby deleted in its entirety and replaced with Clause 9.1.1 attached hereto as Appendix 1 (the “Amd. No. 6 Delivery Schedule”).

3.***
***

4.***

***

5.NEW DELAYS
5.1.The Seller confirms that following the execution of this Amendment No. 6, with respect to any Aircraft that has been included in a Global Supply Chain Excusable Delay Notice, such Aircraft (i) shall not be the subject of further delivery delay notices arising out of Global Supply Chain Disruptions, and (ii) additional delivery delays, if any, will be treated in accordance with either Clause 10 or Clause 11 of the Agreement, as applicable.

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5.2.With respect to each Excusable Delay Aircraft, and for the purposes of Clause 10.3 of the Agreement, ***.

6.INEXCUSABLE DELAY

6.1.Clause 11.1 of the Agreement is hereby deleted in its entirety and replaced as follows:

“11.1    Inexcusable Delay ***

11.1.1    Should an Aircraft not be Ready for Delivery *** may be changed pursuant to Clauses 2, 7 and/or 10) ***.

11.1.2    Should an Aircraft not be Ready for Delivery *** may be changed pursuant to Clauses 2, 7 and/or 10) ***.

(a)    ***

the Buyer will have the right to claim and the Seller will pay to the Buyer *** as follows:

(A)    ***

***

In no event will the total amount of ***

(B)    ***

***

In no event will the total amount of ***

***

The Buyer shall submit a written claim for *** to the Seller after Delivery of the affected Aircraft. Should the Seller fail to pay such *** for the affected Aircraft within ***.

6.2.Clause 11.2.2 of the Agreement is hereby deleted in its entirety and replaced as follows:

“11.2.2    When the Seller has notified the Buyer in writing of the *** resulting from an Inexcusable Delay (the “Revised NED SDM”), the payment schedule *** in respect of such affected Aircraft shall be based on such *** for such affected Aircraft.”

6.3.The second (2nd) paragraph of Clause 11.4 of the Agreement is hereby deleted in its entirety and replaced as follows:

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“11.4    If, as a result of *** Inexcusable Delays, the Delivery of an Aircraft *** then the Seller shall have the right exercisable by written notice to the Buyer, given between *** to terminate this Agreement in respect of the affected Aircraft.

***

7.IMPORT, EXPORT AND TRADE CONTROL

Buyer and Seller shall meet periodically upon reasonable request to discuss in good faith certain import, export, sanctions and trade control matters.

8.LETTER AGREEMENTS

8.1.Amended and Restated Letter Agreement No. 2 dated as of June 30, 2023 to the Agreement is hereby deleted and replaced with Amended and Restated Letter Agreement No. 2 dated as of even date herewith.

8.2.Amended and Restated Letter Agreement No. 5 dated as of June 27, 2021 to the Agreement is hereby deleted and replaced with Amended and Restated Letter Agreement No. 5 dated as of even date herewith.

9.EFFECT OF THE AMENDMENT
The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 6 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 6.

Both parties agree that this Amendment No. 6 will constitute an integral, non-severable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment No. 6 will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment No. 6 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 6 will govern.

10.ASSIGNMENT
This Amendment No. 6 and the rights and obligations of the parties hereunder will be subject to the provisions of Clause 21 of the Agreement.

11.CONFIDENTIALITY

This Amendment No. 6 is subject to the terms and conditions of Clause 22.10 of the Agreement.

12.GOVERNING LAW

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The governing law of this Amendment No. 6 shall be as set forth in Clause 22.6 of the Agreement.

13.COUNTERPARTS

This Amendment No. 6 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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IN WITNESS WHEREOF, the Buyer and the Seller have caused this Amendment No. 6 to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

    UNITED AIRLINES, INC.

    /s/ Michael Leskinen_______
    By: Michael Leskinen
    Its: EVP and Chief Financial Officer

    AIRBUS S.A.S.

    /s/ Paul Meijers___________
    By: Paul Meijers
    Its: Executive Vice President, Commercial Transactions

CT1903666 – A320 Family Purchase Agreement – Amendment No. 6 – Execution
PROPRIETARY AND CONFIDENTIAL

APPENDIX 1
9.1.1    Except as otherwise provided in this Agreement, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location as follows:

A321 XLR AIRCRAFT	DELIVERY PERIOD
***	***

*** A321 NEO AIRCRAFT	DELIVERY PERIOD
***	***

The *** set forth opposite each Aircraft in the foregoing table shall be the *** with respect to such Aircraft (each, a ***).

The Seller shall notify the Buyer of the ***; provided that, ***, unless, in each instance, the Seller has previously obtained the Buyer’s express waiver of this limitation in writing. If, ***, then the Seller shall designate ***.

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APPENDIX 2
PDP REFERENCE PRICES

A321 XLR AIRCRAFT	"T"
***	***

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APPENDIX 3
EXCUSABLE DELAY TABLES

Column A	Column B	Column C
A321 XLR AIRCRAFT	CLAUSE 9.1.1 DELIVERY PERIOD PRIOR TO AMD. NO. 6	DELIVERY PERIOD AS OF AMD. NO. 6
***	***	***

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

AMENDED AND RESTATED
LETTER AGREEMENT NO. 2
TO THE A320 FAMILY PURCHASE AGREEMENT
As of July 16, 2024
UNITED AIRLINES, INC.
233 South Wacker Drive
Chicago, Illinois 60606
USA
Re: CREDIT MATTERS
Dear Ladies and Gentlemen,
UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of December 3, 2019 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 2 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Amended and Restated Letter Agreement No. 2 dated as of June 30, 2023 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

0        APPLICATION OF ***
Any *** provided from Seller to Buyer in this Letter Agreement shall (i) be made *** as such is set forth in this Letter Agreement, (ii) *** has been applied by Buyer, and (iii) ***.
1A321 XLR AIRCRAFT ***
1.1For the purposes of this Clause 1, the following defined terms shall apply:
***
2A321 NEO AIRCRAFT ***
***
3A320 NEO AIRCRAFT ***
***
4***
***
5***
***
6ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.
7CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.
8COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,
AIRBUS S.A.S.

/s/ Paul Meijer____________
By:    Paul Meijer
Its:    Executive Vice President,
    Commercial Transactions

Accepted and Agreed
UNITED AIRLINES, INC.

/s/ Michael Leskinen_______
By: Michael Leskinen
Its: EVP and Chief Financial Officer

CT1903666 – A320 Family Purchase Agreement – Execution
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

AMENDED AND RESTATED
LETTER AGREEMENT NO. 5
TO THE A320 FAMILY PURCHASE AGREEMENT
As of July 16, 2024

UNITED AIRLINES, INC.
233 South Wacker Drive
Chicago, Illinois 60606
USA
Re: PRODUCT SUPPORT MATTERS
Dear Ladies and Gentlemen,
UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as December 3, 2019 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 5 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Letter Agreement No. 5 dated as of June 27, 2021 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

0        APPLICATION OF ***
Any *** provided from Seller to Buyer in this Letter Agreement or under Clause 12 (Warranties and Service Life Policy) and Clause 14 (Technical Data and Software Services) of the Agreement shall (i) be made *** as such is set forth in this Letter Agreement or the Agreement, (ii) *** has been applied by Buyer, and (iii) ***.
1***
***
2***
***
3***
Clause 14.5 of the Agreement is hereby deleted and replaced with the following quoted text:
    QUOTE
14.5    ***
***
UNQUOTE
4ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.
5CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.
6COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.
Very truly yours,
AIRBUS S.A.S.
/s/ Paul Meijers
By:    Paul Meijers
Its:    Executive Vice President,
    Commercial Transactions

Accepted and Agreed
UNITED AIRLINES, INC.
/s/ Michael Leskinen
By: Michael Leskinen
Its: EVP and Chief Financial Officer

CT1903666 – A320 Family Purchase Agreement – Execution
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL